Execution Version

Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT

This First Amendment to Amended and Restated Letter Agreement (this “Amendment”), dated as of April 14, 2024, is made by and among Allurion Technologies, Inc. (formerly known as Allurion Technologies Holdings, Inc.), a Delaware corporation (the “Company”), Allurion Technologies, LLC (formerly known as Compute Health LLC), a Delaware limited liability company (“Opco”), RTW Master Fund, Ltd., an Exempted Company incorporated in the Cayman Islands with limited liability (“RTW Master”), RTW Innovation Master Fund, Ltd., an Exempted Company incorporated in the Cayman Islands with limited liability (“RTW Innovation”), RTW Biotech Opportunities Operating Ltd, an investment company limited by shares incorporated under the laws of Guernsey (“RTW Biotech Operating”), 4010 Royalty Investments ICAV, an Irish collective asset-management vehicle, for and on behalf of its sub‑fund, 4010 Royalty Investments Fund 1 (the “4010 ICAV”), and 4010 Royalty Master Fund, LP, a Cayman Islands limited partnership (the “4010 Fund”, and, collectively with the 4010 ICAV, the “Additional Investors”, and, each, an “Additional Investor”, and the RTW Master, RTW Innovation, RTW Biotech Operating and the Additional Investors, collectively, the “Investors”, and, each, an “Investor”). Each of the Company, Opco, RTW Master, RTW Innovation, RTW Biotech, 4010 ICAV and 4010 Fund is referred to in this Amendment as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Existing Letter Agreement (as defined below) unless otherwise specified.

RECITALS

WHEREAS, Compute Health Acquisition Corp., a Delaware corporation (the “Original Company Party”), the Company, Opco, Allurion Technologies, Inc., a Delaware corporation (the “Original ATI Party”), RTW Master, RTW Innovation and RTW Biotech Opportunities Ltd (formerly known as RTW Venture Fund Limited), an investment company limited by shares incorporated under the laws of Guernsey (“RTW Biotech”, and, collectively with RTW Master and RTW Innovation, the “Original Subscribers”, and, each, an “Original Subscriber”), entered into that certain letter agreement, dated as of February 9, 2023 (as (i) amended and restated by that certain amended and restated letter agreement, dated as of May 2, 2023, (ii) assigned by that certain Assignment Agreement, dated as of July 28, 2023 (the “July 2023 Letter Agreement Assignment Agreement”), by and among the Original Subscribers and the Additional Investors, and (iii) assigned by that certain Assignment Agreement, dated as of April 9, 2024 (the “2024 Letter Agreement Assignment Agreement”), by and between RTW Biotech and RTW Biotech Operating, and as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Letter Agreement”, and the Existing Letter Agreement as amended hereby, the “Letter Agreement”);

WHEREAS, at the Closing, (i) the Original Company Party merged with and into the Company, with the Company as the surviving entity in such merger, and (ii) the Original ATI Party merged with and into Opco;

WHEREAS, the Original ATI Party and the Original Subscribers entered into a Revenue Interest Financing Agreement, dated as of February 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “RIFA”);

WHEREAS, the Original Subscribers assigned to RTW Royalty III DAC, a designated activity company limited by shares incorporated under the laws of Ireland with registered number 737361 and registered office at 2nd Floor, Palmerston House, Denzille Lane, Dublin 2, Ireland (the “Interim Assignee”), and the Interim Assignee assumed, all of the Original Subscribers’ rights, title, interests, and obligations under the RIFA pursuant to that certain Assignment and Assumption, dated April 27, 2023, among the Original Subscribers and the Interim Assignee;

WHEREAS, the Interim Assignee assigned to the Additional Investors, and the Additional Investors assumed, all of the Interim Assignee’s rights, title, interests, and obligations under the RIFA (the “July 2023 RIFA Assignment”) pursuant to that certain Assignment Agreement, dated July 28, 2023, among the Interim Assignee and the Additional Investors;

WHEREAS, concurrent with the July 2023 RIFA Assignment, the Original Subscribers assigned to the Additional Investors, and the Additional Investors assumed, the Original Subscribers’ rights, title, interests, and obligations under Section 3, Section 10 and Section 12 of the Letter Agreement pursuant to the July 2023 Letter Agreement Assignment Agreement;

WHEREAS, RTW Biotech assigned to RTW Biotech Operating, and RTW Biotech Operating assumed, all of RTW Biotech’s rights, title, interests, and obligations under the Letter Agreement pursuant to the 2024 Letter Agreement Assignment Agreement;

WHEREAS, Opco intends to refinance the Indebtedness (as defined in the RIFA) under the Term Loan Documents (as defined in the RIFA) with a portion of the proceeds pursuant to that certain Note Purchase Agreement (as defined in the RIFA), concurrently with an amendment to the RIFA (the “Refinancing”);

WHEREAS, the Parties desire to amend the Existing Letter Agreement and the Additional Revenue Interest Financing Agreement concurrently with amending the RIFA; and

WHEREAS, the Parties desire to amend the Existing Letter Agreement in accordance with the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereby agree to be legally bound as follows:

AMENDMENT

Section 1.
Amendment. Subject to the occurrence of the Amendment Effective Date (as defined below) and in reliance on the representations and warranties set forth in Section 3 hereof, the Existing Letter Agreement (including any annexes, exhibits or schedules thereto, as applicable) is hereby amended by deleting Annex A (Form of Additional Revenue Interest

Financing Agreement) to the Existing Letter Agreement in its entirety and replacing it with Annex A (Form of Additional Revenue Interest Financing Agreement) attached hereto.
Section 2.
Conditions to Effectiveness. Section 1 hereof shall become effective on the first date on which each of the following conditions precedent is satisfied (or waived by each Investor party hereto) (such date, the “Amendment Effective Date”):
2.1.
Each Investor shall have received all of the following, each duly executed and, except as otherwise noted below, dated as of the Amendment Effective Date, in form and substance reasonably satisfactory to such Investor (unless otherwise specified or, in the case of the date of any of the following, unless such Investor otherwise agrees or directs):
(a)
at least one executed counterpart of this Amendment from each Party hereto; and
(b)
executed counterparts (including by electronic means) of the amended RIFA and the other amended Transaction Documents (as defined in the RIFA).
2.2.
The aggregate amount of any and all reasonable and documented out-of-pocket fees and expenses incurred by or on behalf of, or paid directly by, each Investor in connection with the diligence of the transactions contemplated hereby, the negotiation, preparation and execution of the amended Letter Agreement, and the consummation of the transactions contemplated hereby, incurred prior to or at the Amendment Effective Date, shall have been paid, to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date.
2.3.
No Event of Default (as defined in the RIFA) shall have occurred and be continuing immediately after giving effect to the effectiveness of this Amendment, the Limited Waiver (as defined in the RIFA) and the Refinancing.
2.4.
The Amendment Effective Date (as defined in the RIFA) shall have occurred.

The Investors shall give notice to the Company and Opco of the effectiveness of this Amendment.

Section 3.
Representations and Warranties. Each of the Company and Opco hereby represents and warrants to each Investor as of the Amendment Effective Date as follows:
3.1.
Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities (as defined in the RIFA), required to own its property and conduct its business as now conducted. Opco is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities (as defined in the RIFA), required to own its property and conduct its business as now conducted. Each of the Company and Opco is duly qualified to transact business and is in good standing in every jurisdiction in which such qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (as defined in the RIFA)).
3.2.
No Conflicts.
(a)
None of the execution and delivery by the Company and Opco of this Amendment, the performance by the Company and Opco of the obligations contemplated under the Letter Agreement, as modified by this Amendment, the RIFA, or the other Transaction Documents (as defined in the RIFA) or the consummation of the transactions contemplated hereby or thereby will: (i) contravene or conflict with, or result in a violation of, any Applicable Law (as defined in the RIFA) or any Judgment (as defined in the RIFA), permit or license of any Governmental Authority (as defined in the RIFA) to which the Company, Opco or any of their respective Subsidiaries or any of their respective assets or properties may be subject or bound, except where any such event could not, individually or when aggregated with other such events, reasonably be expected to result in a Material Adverse Effect (as defined in the RIFA), (ii) contravene or conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any Person the right to exercise any remedy (including termination, cancellation or acceleration) or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any respect, (A) any term or provision of any Material Contract (as defined in the RIFA) to which the Company, Opco or any of their respective Subsidiaries is a party or by which the Company, Opco or any of their respective Subsidiaries or any of their respective assets or properties is bound or committed or (B) any term or provision of any of the organizational documents of the Company, Opco or any of their respective Subsidiaries; or (iii) except as provided in the Letter Agreement, the RIFA or any of the Transaction Documents (as defined in the RIFA) to which it is party, result in or require the creation or imposition of any Lien (as defined in the RIFA) on the Collateral (as defined in the RIFA), other than Permitted Liens (as defined in the RIFA).
(b)
Neither the Company nor Opco has granted, nor does there exist, any Lien (as defined in the RIFA) on the Transaction Documents (as defined in the RIFA) or the Collateral (as defined in the RIFA), other than Permitted Liens (as defined in the RIFA).
3.3.
Authorization. Each of the Company and Opco has all powers and authority to (a) execute and deliver this Amendment, (b) perform its obligations under the Letter Agreement, as modified by this Amendment, and the other Transaction Documents (as defined in the RIFA) to which it is party and (c) consummate the transactions contemplated hereby and thereby. The execution and delivery by each of the Company and Opco of this Amendment and the performance by the Company or Opco, respectively, of its obligations under the Letter Agreement, as modified by this Amendment, and the other Transaction Documents (as defined in the RIFA) to which it is party have been duly authorized by the Company or Opco, respectively.

Each of this Amendment and the Transaction Documents (as defined in the RIFA) to which the Company or Opco is party has been duly executed and delivered by the Company or Opco, respectively. Each of this Amendment and the Transaction Documents to which the Company or Opco is party constitutes the legal, valid and binding obligation of the Company or Opco, respectively, enforceable against the Company or Opco, respectively, in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws (as defined in the RIFA) affecting creditors’ rights generally, general equitable principles and principles of public policy.
Section 4.
Effect of Amendment. Except as specifically amended by this Amendment, the provisions of the Existing Letter Agreement shall remain unchanged and in full force and effect. All references to the Existing Letter Agreement in the RIFA, the Additional Revenue Interest Financing Agreement or any Transaction Document (as defined in the RIFA) shall be deemed to include this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver, release or limitation of any right, power or remedy of any Investor, nor constitute a waiver, release, limitation or a novation of any provision or any of the obligations of the Company or Opco of the Letter Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
Section 5.
Reaffirmation. Each of the Company and Opco hereby (i) expressly acknowledges the terms of the Letter Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Amendment, its obligations under the Letter Agreement, and (iii) after giving effect to this Amendment, acknowledges, renews and extends its continued liability under the Letter Agreement and agrees the Letter Agreement remains in full force and effect.
Section 6.
Conflict With Other Documents. In the event of a conflict between the provisions of this Amendment and the provisions of any Transaction Document, the provisions of this Amendment shall govern and control to the extent of such conflict.
Section 7.
Miscellaneous; Assignment. Sections 15 and 16 the Letter Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and shall apply hereto.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

ALLURION TECHNOLOGIES, INC.

By: _/s/ Shantanu Gaur

Name: Shantanu Gaur

Title: Chief Executive Officer

OPCO:

ALLURION TECHNOLOGIES, LLC

By: _/s/ Shantanu Gaur

Name: Shantanu Gaur

Title: Chief Executive Officer

Allurion Technologies, Inc.

Allurion Technologies, LLC

RTW

First Amendment to Amended and Restated Letter Agreement

Signature Page

INVESTORS:

RTW MASTER FUND, LTD

By: __/s/ Darshan Patel

Name: Darshan Patel

Title: Director

RTW INNOVATION MASTER FUND, LTD.

By: __/s/ Darshan Patel

Name: Darshan Patel

Title: Director

RTW BIOTECH OPPORTUNITIES OPERATING LTD

By: RTW Investments, LP,
its Investment Manager

By: _/s/ Roderick Wong

Name: Roderick Wong, M.D.

Title: Managing Partner

Allurion Technologies, Inc.

Allurion Technologies, LLC

RTW

First Amendment to Amended and Restated Letter Agreement

Signature Page

4010 ROYALTY INVESTMENTS, ICAV,
FOR AND ON BEHALF OF ITS SUB‑FUND, 4010 ROYALTY INVESTMENTS FUND 1

By: RTW Investments, LP,
its Investment Manager

By: _/s/ Roderick Wong______________

Name: Roderick Wong, M.D.

Title: Managing Partner

Allurion Technologies, Inc.

Allurion Technologies, LLC

RTW

First Amendment to Amended and Restated Letter Agreement

Signature Page

4010 ROYALTY MASTER FUND, LP

By: RTW Investments, LP,
its Investment Manager

By: _/s/ Roderick Wong

Name: Roderick Wong, M.D.

Title: Managing Partner

Allurion Technologies, Inc.

Allurion Technologies, LLC

RTW

First Amendment to Amended and Restated Letter Agreement

Signature Page

Annex A

Form of Additional Revenue Interest Financing Agreement

[See attached.]

Annex A